united states
securities and exchange commission
washington, d.c. 20549

__________________

form n-csr

__________________

certified shareholder report of registered management
investment companies

Investment Company Act file number:    811-23962

__________________

Sardis Credit Opportunities Fund

(Exact name of registrant as specified in charter)

__________________

4200 Northside Parkway Building 4, Suite 300 Atlanta, GA 30327 (Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

Terrence Davis, Esq. & Tanya Boyle, Esq.

DLA Piper, LLP

1201 West Peachtree Street

Suite 2900

Atlanta, GA 30309

__________________

Registrant’s telephone number, including area code:    404-282-5552

Date of fiscal year end:    June 30

Date of reporting period:    June 30, 2026

Item 1. Reports to Stockholders.

(a)

Sardis Credit Opportunities Fund

Class I — SGSIX

Annual Report

June 30, 2026

This shareholder report contains important information about the Sardis Credit Opportunities Fund. You can find additional information about the Fund at https://sardisfunds.com. You can also request this information by contacting us at (833) 442-7381.

Sardis Credit Opportunities Fund
Management’s Discussion of Fund Performance (Unaudited)

This report provides certain performance data for Sardis Credit Opportunities Fund (the “Fund”) for the fiscal period ended June 30, 2026.

The Sardis Credit Opportunities Fund (“SGSIX” or the “Fund”) is a closed-end interval fund that launched on November 28, 2025. As of June 30, 2026, the Fund had net assets of approximately $24 million. The Fund’s investment objective is to seek total return through current income and capital appreciation. The Fund pursues this objective by investing primarily in securitized credit instruments, including residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS).

Overview

SGSIX launched with a straightforward view: consumer and mortgage credit offers attractive risk-adjusted returns through complexity and liquidity premiums. We believe the interval fund structure provides the optimal asset-liability structure to allow for fundamentals, rather than technicals, to drive returns and harvest the complexity and liquidity premiums. Moreover, the self-amortizing nature of the Fund’s investment universe should provide ballast and liquidity when volatility eventually arrives. It did not take long to have our views tested, as within three months of inception, the first test arrived.

After a quiet December 2025, markets opened 2026 constructively, with investment grade and high yield credit spreads at their narrowest levels in three decades and the Federal Reserve signaling roughly two rate cuts for the year. That changed abruptly on February 27 with the onset of the Iran conflict. Oil surged from $67 a barrel to nearly $120, the Strait of Hormuz faced effective closure, and risk assets repriced almost overnight. By the end of March, the S&P 500 had fallen 6.36% from its peak, investment grade spreads had widened to 89 basis points, high yield spreads had widened to 320 basis points and Fed funds futures had gone from pricing nearly two and a half cuts by year- end to essentially zero, well below the roughly two cuts the Federal Reserve had signaled.

The shock proved temporary for markets, even if the underlying geopolitics took longer to resolve. An April ceasefire reversed sentiment quickly, sending the S&P 500 up 10.5% for the month as spreads snapped back in, and May extended the rally on resilient growth and strong technology earnings. A formal U.S.-Iran peace agreement in June pushed energy prices lower still, but firm growth and stubborn inflation pushed the Federal Reserve from an easing bias toward genuinely debating a hike, leaving risk assets on softer footing to close the period. The S&P 500 nonetheless finished the six months from January through June up 15.20% on a total return basis, its best half-year performance since 2020.

We built the Sardis Credit Opportunities Fund for exactly this kind of environment: geopolitically uncertain but fundamentally resilient, and the first seven months since inception gave us a genuine chance to see whether our thesis would hold up. We believe it did.

Since inception, the Fund has outperformed the Bloomberg U.S. Aggregate Bond Index by 526 basis points and the Bloomberg U.S. Corporate High Yield Bond Index by 319 basis points.

Portfolio Activity

In residential mortgage credit, collateral performance has remained a source of stability. Delinquencies have climbed at a meaningfully slower pace than the previous few vintages, and that improvement holds after controlling for FICO credit scores and loan-to-value ratios (“LTV”). Origination standards remain robust, and paydown activity is tracking 2025’s elevated levels. Taken together, we view residential mortgage credit as a defensive allocation: strong structures, conservative underwriting, and collateral that continues to deliver as loans season, which is why we have preferred the top of the capital structure while selectively adding exposure further down the stack. We also have found value in newer subsectors such as home equity contracts as that area of the market continues to evolve.

Sardis Credit Opportunities Fund
Management’s Discussion of Fund Performance (Unaudited) (Continued)

In ABS, the continuously evolving nature of the space allows us to apply the Fund’s underwriting capabilities to find bespoke issuers and sectors that are mispriced due to slower market adoption. We feel that we can apply conservative loss scenarios and still identify attractive bonds. We have mostly preferred the prime consumer versus subprime, favoring prime auto credit linked notes over subprime auto, where delinquencies crossed 6% to start the year and spreads are set to widen further even as the broader deterioration looks more like a mix-shift than a true credit story.

Home improvement is a sector we continue to like for the same reason: borrowers are homeowners by definition, and homeownership screens for higher FICOs and income than the broader consumer unsecured pool. Loss curves bear this out. Home improvement collateral has run flatter than consumer unsecured loans across every recent vintage, and 90+ day delinquencies have stayed low and stable even as a comparable sector, residential solar, has deteriorated meaningfully on the back of tax credit and lending-practice issues that home improvement has not faced. Issuance in the esoteric niches, such as digital infrastructure and data centers, has also stayed healthy, giving us continued room to add exposure at what we consider attractive pricing. As a result, we feel the ABS space is where we can be the most tactical, find the most opportunity, and is why we are the most heavily allocated to the sector.

In commercial real estate, fundamentals remain the most bifurcated of any sector we cover. Roughly $155 billion of CMBS loans are scheduled for refinancing in calendar year 2026, including an estimated $38 billion already past their maturity date, and property-type delinquency data show conduit loans running near 8%, single-asset/single-borrower deals near 5%, and commercial real estate collateralized loan obligation collateral near 3.5% as of the June 2026 remittance period. Leverage has also drifted higher across CMBS, with a growing share of new issuance underwritten above 60% LTV relative to recent trends. That combination, a real maturity wall concentrated in specific property types alongside gradually improving delinquency trends elsewhere, is why we’ve stayed more selective in commercial real estate, picking specific opportunities where we have underwriting conviction rather than taking broad exposure. That said, there are real signs commercial real estate is finding its footing, with national prices up roughly 1.7% year-over-year, and as that stabilization continues, we’d expect more transaction activity, more clarity on cap rates, and greater willingness from special servicers to finally resolve the legacy problem loans still working through the system.

Finally, the Fund’s cash position contributed materially over this period. Having launched in late November, we entered 2026 with nearly 37% in cash, as much a function of recent subscriptions as anything else, and put much of it to work early in the year. By February, with valuations feeling full and spreads at narrowest point of the recent cycle, we reduced risk exposure. That proved timely. When the Iranian conflict hit at the end of February and took markets lower, the added cash muted the Fund’s drawdown and kept the Fund’s beta low. We then redeployed into the dislocation as it opened better entry points, ending March near 21% and bringing cash under 6% by June. As of June 30, 2026, the portfolio was just over 28% floating rate, with roughly 30% invested in investment grade paper overall.

Market Insights

Even with the war, one topic stayed in the headlines throughout the period: redemption pressure across private credit vehicles, and how differently those structures behave when requests run high. We think it’s worth addressing directly. Software-exposed private credit came under real pressure from the threat of AI displacement and the resulting rise in default risk, and this feels like the start of a genuine credit cycle for that market. Some borrowers will use AI to widen their moat and expand margins. Others will see their revenue models crushed by the same innovation. Neither the market nor the companies themselves can yet reliably tell the difference, and if funds had been forced to sell into that uncertainty, prices would have traded down precipitously, crystallizing losses for anyone selling. Shareholder repurchase requests in the Fund’s quarterly repurchase offers during the period were well below the 5% minimum the Fund offered, and no offer was oversubscribed. Where other vehicles limited redemptions, investors who remained invested were insulated from selling pressures created by the smaller group that wanted out. That prevention of technically-driven pain allows us to focus on credits with strong fundamentals that we expect to pay us back over time.

Sardis Credit Opportunities Fund
Management’s Discussion of Fund Performance (Unaudited) (Continued)

That said, it’s worth drawing a clear line between what those vehicles hold and what SGSIX holds. The Fund’s exposure is fundamentally different. The Fund does not participate in private corporate credit, the actual source of stress behind those redemptions. The Fund’s portfolio is built entirely around securitized credit: RMBS, CMBS, and ABS, priced daily or weekly, mostly settling T+1, and backed predominantly by amortizing loans that return principal and generate cash flow on their own, independent of a functioning primary market.

A similar dynamic has started showing up in CLOs, which again, is not a core allocation for us but an area we watch closely. Through the fiscal period end, CLO mezzanine tranches underperformed. BB rated paper widened 35 basis points in June alone and finished roughly 90 basis points wider on the year, driven by an estimated $17.6 billion of CLO software exposure still marked below a price of 80. We see this as an early version of the same AI-driven credit dispersion story we’ve been watching in private credit, just resurfacing in a different corner of the leveraged loan market. It reinforces our conviction in staying focused on quality and away from corporate loan collateral wherever it sits.

Outlook

The backdrop for the next twelve months looks different than it did at inception, though not necessarily calmer. The acute geopolitical risk has faded, but growth and inflation are both running hotter than expected, and the Fed has gone from an easing bias to genuinely weighing a hike. We think that kind of environment rewards selectivity over broad exposure, not the other way around.

We still see securitized credit as one of the more compelling risk-adjusted opportunities in fixed income right now. Consumer fundamentals remain broadly healthy, issuance across RMBS, CMBS, and ABS is running at some of its fastest paces since before the 2008 financial crisis, and spreads remain attractive relative to comparably rated corporates. We’re also keeping a close eye on the CLO mezzanine dynamic. If software-driven dispersion in leveraged loan collateral keeps widening, we’d expect continued pressure on BB and BBB CLO tranches specifically, which only reinforces the value of staying in structures without that exposure.

Market Data Source: Morgan Stanley Research, Goldman Sachs Research

The views expressed in this discussion are those of the Adviser as of June 30, 2026, are subject to change without notice, and do not constitute investment advice or a recommendation to buy or sell any security. Portfolio holdings are subject to change and should not be considered a recommendation to purchase or sell any security. There is no assurance that any forecast, projection, or estimate will be realized.

Sardis Credit Opportunities Fund
Growth of a Hypothetical $10,000 Investment (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Sardis Credit Opportunities Fund — Class I (since inception on 11/28/2025) versus the Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Corporate High Yield Bond Index

$10,800
$10,600
$10,400
$10,200
$10,000
$9,800
$10,573
$10,254
$10,047
11/28/2025
11/30/2025
12/31/2025
1/31/2026
2/28/2026
3/31/2026
4/30/2026
5/31/2026
6/30/2026
Sardis Credit Opportunities Fund - Class I
Bloomberg U.S. Aggregate Bond Index
Bloomberg U.S. Corporate High Yield Bond Index

The chart above assumes an initial investment of $10,000 in Class I shares at net asset value on November 28, 2025 (commencement of operations). Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or share repurchases. Performance is net of the Fund’s expenses after the fee waiver and expense reimbursement described in the Notes to the Financial Statements. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that your shares, when repurchased, may be worth more or less than the original cost. Index returns do not reflect the effect of fees or expenses. It is not possible to invest directly in an index.

Sardis Credit Opportunities Fund
Total Returns(a)
For the period ended June 30, 2026 (Unaudited)

Since Inception
Sardis Credit Opportunities Fund(b)	5.73%
Bloomberg U.S. Aggregate Bond Index(c)	0.47%
Bloomberg U.S. Corporate High Yield Bond Index(d)	2.54%

____________

(a)      The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Temporary Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs), to the extent that such expenses exceed 1.50% per annum of the Fund’s average daily net assets attributable to Class I shares (the “Temporary Expense Limitation”). The Temporary Expense Limitation Agreement will remain until December 31, 2026. After December 31, 2026, the Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs), to the extent that such expenses exceed 2.00% per annum of the Fund’s average daily net assets attributable to Class I shares (the “Expense Limitation”). The Expense Limitation Agreement will remain until October 31, 2027, unless and until the Board of Trustees of the Fund (the “Board” or the “Trustees”) approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. After October 31, 2027, the Expense Limitation Agreement may be renewed at the Adviser’s discretion. The Fund’s total annual operating expenses, before fee waiver and/or reimbursements, were estimated to be 2.07% per the prospectus dated September 22, 2025, as amended. For performance information current to the most recent quarter-end, please call (833) 442-7381 or visit www.sardisfunds.com.

(b)      The Fund commenced operations on November 28, 2025.

(c)      The Bloomberg U.S. Aggregate Bond Index (the “Index”) is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed rate and hybrid adjustable rate mortgage pass throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)      The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Sardis Credit Opportunities Fund
Portfolio Information
June 30, 2026 (Unaudited)

ASSET ALLOCATION (% of Net Assets)*

* Holdings are subject to change.

Percentages are based on net assets of the Fund.

Asset Backed Securities	48.84%
Commercial Mortgage-Backed Securities	16.21%
Corporate Bonds	1.81%
Residential Mortgage-Backed Securities	31.79%
Money Market Funds and Other Liabilities, net	1.35%
100.00%

Sardis Credit Opportunities Fund
Schedule of Investments
June 30, 2026

	Principal Amount	Fair Value
ASSET BACKED SECURITIES – 48.84%
BHG Securitization Trust, Series 2025-1CON, Class E, 8.62%, 4/17/2036(a)	$1,000,000	$1,028,158
BHG Securitization Trust, Series 2026-1CON, Class E, 8.03%, 6/17/2037(a)	500,000	502,832
Cherry Securitization Trust, Series 2024-1A, Class C, 9.31%, 4/15/2032(a)	488,000	494,190
Cherry Securitization Trust, Series 2025-1A, Class D, 12.69%, 11/15/2032(a)	1,000,000	1,040,353
CP EF Asset Securitization, LLC, Series 2026-1A, Class E, 6.20%, 1/17/2034(a)	500,000	467,502
EDGEX Issuer Trust, Series 2026-PT2, Class PT, 16.98%, 5/15/2036(a)(b)	936,078	922,596
GreenSky Home Improvement Trust, Series 2024-1, Class E, 9.00%, 7/25/2059(a)	167,890	174,031
Huntington Bank Auto Credit-Linked Notes, Series 2025-2, Class D, 6.86%, 9/20/2033 (SOFR30A + 352bps)(a)(b)	180,167	175,179
Huntington Bank Auto Credit-Linked Notes, Series 2026-1, Class D, 8.14%, 2/20/2034 (SOFR30A + 450bps)(a)(b)	351,330	350,150
Huntington Bank Auto Credit-Linked Notes, Series 2026-1, Class E, 12.29%, 2/20/2034 (SOFR30A + 865bps)(a)(b)	526,995	527,780
Kapitus Asset Securitization VI, LLC, Series 2026-1A, Class D, 8.76%, 5/10/2033(a)	500,000	500,392
Kapitus Asset Securitization IV, LLC, Series 2024-1A, Class D, 9.90%, 9/10/2031(a)	500,000	506,793
Mulligan Asset Securitization III, LLC, Series 2026-1A, Class C, 6.98%, 5/15/2033(a)	250,000	250,625
Mulligan Asset Securitization III, LLC, Series 2026-1A, Class D, 10.17%, 5/15/2033(a)	500,000	501,250
Newtek Alternative Loan Program, Series 2026-1, Class B, 7.18%, 6/26/2051(a)	436,184	437,019
Pawnee Equipment Receivables, Series 2022-1, Class E, 9.50%, 9/17/2029(a)	500,000	499,250
PowerPay Issuance Trust, Series 2025-1A, Class D, 9.19%, 11/18/2041(a)	500,000	447,542
QTS Issuer ABS II LLC, Series 2026-6A, Class B, 7.14%, 7/5/2056(a)	1,000,000	1,003,516
Truist Bank Auto Credit-Linked Notes, Series 2026-1, Class C, 7.20%, 6/26/2034(a)	1,000,000	1,001,888
UPG HI Issuer Trust, Series 2026-1, Class C, 8.43%, 2/25/2048(a)	500,000	498,846
Upgrade Master Pass-Thru Trust, Series 2026-ST1, Class Cert, 0.25%, 3/15/2034(a)(c)	500,000	418,651
Upstart Pass-Through Trust, Series 2021-ST7, Class Cert, 121.53%, 9/20/2029(a)(c)	985,000	26,378
Total Asset Backed Securities (Cost $11,910,466)		11,774,921

Sardis Credit Opportunities Fund
Schedule of Investments (Continued)
June 30, 2026

	Principal Amount	Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – 16.21%
BX Commercial Mortgage Trust, Series 2024-BIO2, Class D, 7.71%, 8/13/2041(a)(b)	$300,000	$283,141
BXHPP Trust, Series 2021-FILM, Class A, 4.39%, 8/15/2036(a)(b)	250,000	236,854
BXHPP Trust, Series 2021-FILM, Class B, 4.64%, 8/15/2036 (SOFR + 90bps)(a)(b)	250,000	228,882
CEDR Commercial Mortgage Trust, Series 2022-SNAI, Class E, 6.65%, 2/15/2039 (TSFR1M + 302bps)(a)(b)	425,000	414,955
Dwight Issuer LLC, Series 2026-FL2, Class A, 5.00%, 1/18/2044(a)(b)(c)	1,000,000	1,001,250
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-2NU, Class B, 2.08%, 1/5/2040(a)(b)	100,000	89,688
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-2NU, Class C, 2.15%, 1/5/2040(a)(b)	242,605	214,055
Life Financial Services Trust, Series 2021-BMR, Class F, 6.09%, 3/15/2038 (TSFR1M + 246bps)(a)(b)	315,000	286,650
LONG Trust, Series 2026-ISL, Class D, 6.75%, 6/15/2043(a)(b)	1,000,000	1,002,497
OWS Real Estate Finance, LLC, Series 2025-MARG2, Class A, 7.63%, 8/15/2027(a)(b)	150,000	150,252
Total Commercial Mortgage-Backed Securities (Cost $3,931,490)		3,908,224
CORPORATE BONDS – 1.81%
Financials – 1.81% NexBank Capital, Inc., 4.00%, 8/15/2031	450,000	436,398
Total Corporate Bonds (Cost $439,421)		436,398
RESIDENTIAL MORTGAGE-BACKED SECURITIES – 31.79%
GCAT, Series 2026-NQM1, Class A1, 4.79%, 12/25/2070(a)(b)	963,326	950,555
GS Mortgage-Backed Securities Trust, Series 2026-PJ8, Class A27, 5.21%, 11/25/2056 (SOFR + 160bps)(a)(b)	1,000,000	1,002,431
Home Re, Series 2026-1, Class B1, 7.89%, 1/25/2036 (SOFR + 420bps)(a)(b)	321,000	323,691
JPMorgan Mortgage Trust, Series 2026-5, Class A3, 5.50%, 12/25/2056(a)(b)	1,000,000	992,500
Point Securitization Trust, Series 2026-1, Class B1, 7.00%, 2/25/2056(a)	500,000	440,175
Residential Mortgage Loan Sponsor, LLC, 11.00%, 12/31/2049(d)(e)	1,950,029	1,978,574
Splitero Trust, Series 2026-1, Class B1, 6.75%, 6/25/2056(a)	250,000	221,620
Unlock HEA Trust, Series 2023-1, Class B, 7.00%, 10/25/2038(a)	254,691	251,373

Sardis Credit Opportunities Fund
Schedule of Investments (Continued)
June 30, 2026

	Principal Amount	Fair Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES – (Continued)
VCC Trust, Series 2026-MC2, Class A1, 7.60%, 6/25/2056(a)(b)	$1,000,000	$1,001,250
VCC Trust, Series 2026-MC2, Class A2, 9.52%, 6/25/2056(a)(b)	500,000	500,625
Total Residential Mortgage-Backed Securities (Cost $7,626,276)		7,662,794
	Shares
MONEY MARKET FUNDS – 5.46%
First American Government Obligations Fund, Class X, 3.56%(f)	1,315,931	1,315,931
Total Money Market Funds (Cost $1,315,931)		1,315,931
Total Investments – 104.11% (Cost $25,223,584)		25,098,268
Liabilities in Excess of Other Assets – (4.11)%		(991,452)
NET ASSETS – 100.00%		$24,106,816

____________

(a)      Security is exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2026, the total fair value of these securities amounts to $21,367,365 which represents 88.64% of net assets.

(b)      Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2026. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)      The rate shown represents effective yield at time of purchase.

(d)      Security is exempt from registration under the Securities Act of 1933, and is deemed to be a “restricted” security. As of June 30, 2026, the total fair value of these securities amounts to $1,978,574 which represents 8.21% of net assets.

(e)      Security has no stated maturity date. Principal is received periodically as the underlying mortgage loans are repaid or matures.

(f)      Rate disclosed is the seven day effective yield as of June 30, 2026.

SOFR – Secured Overnight Financing Rate

SOFR30A – Secured Overnight Financing Rate 30-Day Average

TSFR1M – 1-Month CME Term SOFR Reference Rate

See accompanying notes which are an integral part of these financial statements.

Sardis Credit Opportunities Fund
Statement of Assets and Liabilities
As of June 30, 2026

Assets
Investments in securities, at fair value (cost $25,223,584)	$25,098,268
Receivable for fund shares sold	1,020,000
Receivable for investments sold	1,026,105
Dividend and interest receivable	89,862
Receivable from Adviser	90,287
Deferred offering costs	10,485
Prepaid expenses and other assets	24,614
Total assets	27,359,621

Liabilities
Payable to administrator	69,374
Payable for investments purchased	3,039,024
Payable for distributions to shareholders	38,163
Payable for audit and tax services fees	35,500
Payable to trustees	41,560
Other accrued expenses	29,184
Total liabilities	3,252,805

Net Assets	$24,106,816

Net Assets consist of:
Paid-in capital	$24,051,639
Accumulated earnings	55,177
Net Assets	$24,106,816

Net Asset Value Per Share
Class I
Net assets applicable to shares outstanding	$24,106,816
Shares outstanding (unlimited number of shares authorized, no par value)	2,368,202
Net asset value per share	$10.18

See accompanying notes which are an integral part of these financial statements.

Sardis Credit Opportunities Fund
Statement of Operations
For the period ended June 30, 2026(a)

Investment Income
Dividend income	$45,555
Interest income	682,092
Total Investment Income	727,647

Expenses
Administration fees	90,500
Management fees	82,613
Trustee fees	56,625
Transfer agent fees	47,399
Audit and tax services fees	35,500
Legal fees	29,167
Compliance fees	28,583
Offering fees	22,251
Fund accounting fees	18,768
Custodian fees	8,079
Printing fees	7,900
Shareholder servicing fees	6,090
Pricing fees	3,741
Registration and filing fees	1,163
Miscellaneous	21,947
Total Expenses	460,326
Fees contractually waived and expenses reimbursed by Adviser	(360,282)
Net operating expenses	100,044
Net investment income	627,603
Net Realized and Change in Unrealized Gain/(Loss) on Investments
Realized gain (loss) from:
Investments	33,356
Net change in unrealized appreciation (depreciation) on:
Investments	(125,316)
Net realized and change in unrealized loss on investments	(91,960)
Net increase in net assets resulting from operations	$535,643

____________

(a)      For the period November 28, 2025 (commencement of operations) to June 30, 2026.

See accompanying notes which are an integral part of these financial statements.

Sardis Credit Opportunities Fund
Statement of Changes in Net Assets

For the period ended June 30, 2026(a)
Increase/(Decrease) In Net Assets due to:
Operations
Net investment income	$627,603
Net realized gain on investments	33,356
Change in unrealized depreciation on investments	(125,316)
Net increase in net assets resulting from operations	535,643

Distributions to Shareholders From:
From distributable earnings	(480,466)
Total distributions	(480,466)

Capital Transactions – Class I
Proceeds from shares sold	23,708,626
Reinvestment of distributions	398,393
Amount paid for shares redeemed	(155,380)
Net increase in net assets resulting from capital transactions	23,951,639
Total Increase in Net Assets	24,006,816

Net Assets
Beginning of period	100,000
End of period	$24,106,816

Share Transactions – Class I
Shares issued	2,344,265
Shares issued in reinvestment of distributions	39,170
Shares redeemed	(15,233)
Net increase in shares outstanding	2,368,202

____________

(a)      For the period November 28, 2025 (commencement of operations) to June 30, 2026.

See accompanying notes which are an integral part of these financial statements.

Sardis Credit Opportunities Fund
Financial Highlights — Class I
(For a share outstanding during the period)

	For the period ended June 30, 2026(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income	0.45
Net realized and unrealized gains on investments(b)	0.12
Total from operations	0.57

Less distributions to shareholders from:
Net investment income	(0.39)
Total distributions	(0.39)
Net asset value, end of period	$10.18

Total Return(c)	5.73	%(d)

Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$24,107
Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed	6.90	%(e)
After fees waived and expenses reimbursed	1.50	%(e)
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses reimbursed	4.01	%(e)
After fees waived and expenses reimbursed	9.41	%(e)
Portfolio turnover rate	42.47	%(d)

____________

(a)      For the period November 28, 2025 (commencement of operations) to June 30, 2026.

(b)      The amount shown for a share outstanding throughout the period does not accord with the aggregate net realized and unrealized gain (loss) on investments for the period because of the timing of subscriptions and redemptions in relation to fluctuations in the market value of the portfolio.

(c)      Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)      Not annualized.

(e)      Annualized.

See accompanying notes which are an integral part of these financial statements.

Sardis Credit Opportunities Fund
Notes to the Financial Statements
June 30, 2026

1. ORGANIZATION

The Sardis Credit Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on April 23, 2024, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. Sardis Group, LLC (the “Adviser”) serves as the Fund’s investment adviser.

The Fund’s investment objective is to seek total return through current income and capital appreciation.

Class I shares of the Fund are currently the only class offered to investors at a minimum initial investment of $1,000. Class I shares are offered on a continuous basis at the net asset value (“NAV”) per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies”, including Accounting Standard Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Operating Segments — The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Principal Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation — The Board has adopted procedures pursuant to which the Fund values its investments (the “Valuation Policy and Procedures”). As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures, which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee fair values portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations are based upon all available factors that the Valuation Designee deems relevant at the time of the determination.

Portfolio Investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act.

Sardis Credit Opportunities Fund
Notes to the Financial Statements (Continued)
June 30, 2026

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further discussed below.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation is not readily available if it is not reliable. If market quotations are not readily available, securities or other assets are valued at their fair market value as determined using the valuation methodologies approved by the Board.

Securitized credit instruments, including mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, collateralized debt obligations, and collateralized loan obligations are valued at the mean of the last bid and offer available or at matrix pricing as evaluated by an Independent Pricing Service or broker quote and are generally classified as Level 2 portfolio investments.

Corporate debt instruments are valued at the mean of the last bid and offer available, or at matrix pricing as evaluated by an Independent Pricing Service or broker quote and are generally classified as Level 2 portfolio investments.

Fixed-income securities are valued at evaluated prices supplied by Independent Pricing Services, which may use electronic data processing techniques and/or a computerized matrix pricing to determine a fair value and are generally classified as Level 2 portfolio investments.

Loans, including mortgages, commercial loans, and consumer loans, are valued at evaluated prices supplied by Independent Pricing Services which may utilize discounted cash flow analysis, benchmarking, option-adjusted spreads, credit spread adjustments, behavior models, and other analytical techniques. Each method is tailored to the loan’s characteristics and the availability of market data. Loans are generally classified as Level 2 or Level 3 portfolio investments.

Investments in registered investment companies, including money-market funds, are valued at the published daily NAV of such investments. Investment companies that do not provide timely NAV information are priced using Morningstar Direct and/or Bloomberg Relative Value or another similar tool that provides a list of funds similar to the funds for which NAV information is not available. The percentage of the change in NAV of such similar funds is used to create an aggregate average percentage move which is applied to the portfolio investment. Investment companies are generally classified as Level 1 or Level 2 portfolio investments.

Share Valuation — The NAV per share is calculated daily by dividing the total value of the Fund’s total assets, less liabilities of the Fund, by the total number of shares outstanding. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the NAV of the shares.

Federal Income Taxes — The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended June 30, 2026, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Sardis Credit Opportunities Fund
Notes to the Financial Statements (Continued)
June 30, 2026

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

Security Transactions and Related Income — The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions — The Fund normally pays dividends, if any, monthly, which all or a portion may consist of a return of capital. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year.

Organizational and Offering Costs — Organization and offering costs shall mean all third-party charges and out-of-pocket costs and expenses incurred by the Fund and the Adviser in connection with the formation of the Fund, the offering of the Fund’s shares, and the admission of investors in the Fund, including, without limitation, travel, legal, accounting, filing, advertising and all other expenses incurred in connection with the offer and sale of the interests in the Fund.

The Fund’s offering costs of $32,736 are accounted for as a deferred charge from the commencement of operations, and are thereafter amortized to expense over twelve months on a straight-line basis. As of June 30, 2026, $10,485 of offering costs remain as an unamortized deferred asset, while $22,251 has been expensed subject to the Fund’s Expense Limitation Agreement.

3. FAIR VALUE MEASUREMENTS

GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•        Level 1 — Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

•        Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•        Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2026, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Sardis Credit Opportunities Fund
Notes to the Financial Statements (Continued)
June 30, 2026

3. FAIR VALUE MEASUREMENTS (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2026, based on the three levels defined previously:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$11,774,921	$—	$11,774,921
Commercial Mortgage-Backed Securities	—	3,908,224	—	3,908,224
Corporate Bonds	—	436,398	—	436,398
Residential Mortgage-Backed Securities	—	7,662,794	—	7,662,794
Money Market Funds	1,315,931	—	—	1,315,931
Total	$1,315,931	$23,782,337	$—	$25,098,268

There were no Level 3 securities as of June 30, 2026.

Restricted Securities — Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith in accordance with the Fund’s Valuation Policies. The Fund may not be able to resell some of its investments for extended periods, which may be several years.

Restricted securities which are subject to Rule 144A are identified in the Schedule of Investments. Additional information on each restricted investment held by the Fund on June 30, 2026, is as follows:

Security Description	Acquisition Date	Cost	Value	% of Net Assets
Residential Mortgage Loan Sponsor, LLC	12/19/2025	$1,950,029	$1,978,574	8.21%

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Under the terms of the management agreement between the Fund and the Adviser, the Adviser manages the Fund’s investments subject to oversight by the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a management fee computed and accrued daily and paid monthly. The Adviser is entitled to a management fee, which is calculated at an annual rate of 1.25% of the Fund’s average daily net assets. For the fiscal period ended June 30, 2026, the Adviser earned fees of $82,613 from the Fund. At June 30, 2026, the Adviser owed $90,287 to the Fund, pursuant to the expense limitation agreements described below.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Temporary Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs), to the extent that such expenses exceed 1.50% per annum of the Fund’s average daily net assets attributable to Class I shares (the “Temporary Expense Limitation”). The Temporary Expense Limitation Agreement will remain until December 31, 2026. After December 31, 2026, the Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation

Sardis Credit Opportunities Fund
Notes to the Financial Statements (Continued)
June 30, 2026

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS (cont.)

or reorganization costs, but inclusive of organizational costs and offering costs), to the extent that such expenses exceed 2.00% per annum of the Fund’s average daily net assets attributable to Class I shares (the “Expense Limitation”). The Expense Limitation Agreement will remain until October 31, 2027, unless and until the Board of Trustees of the Fund (the “Board” or the “Trustees”) approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. After October 31, 2027, the Expense Limitation Agreement may be renewed at the Adviser’s discretion.

During the fiscal period ended June 30, 2026, the Adviser waived fees of $360,282.

Any fee waiver and/or expense payment by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any such payment, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board. The amount of organizational costs incurred prior to the commencement of operations, which were also reimbursed by the Adviser, amounted to $169,242. As of June 30, 2026, the Adviser may seek repayment of management fees and expense reimbursements no later than the dates below:

Recoverable Through
July 2, 2028	$169,242
June 30, 2029	360,282

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, transfer agent and fund accounting services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives fees from the Fund which are approved annually by the Board. Fees paid for the period ended June 30, 2026, to NLCS by the Fund are reflected on the Statement of Operations as “Compliance fees”.

Under the terms of a Distribution Agreement with the Fund, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

The Fund has adopted a “Shareholder Services Plan” with respect to its Class I shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund, with respect to Class I shares, may incur expenses on an annual basis of up to 0.25% of its average net assets attributable to Class I shares.

None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund.

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee an annual retainer of $15,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chair of the Board receives an additional $3,500 annually. The Chair of each of the Audit Committee and the Nominating and Governance Committee receives an additional $2,500 annually. The Trustees do not receive any pension or retirement benefits.

Sardis Credit Opportunities Fund
Notes to the Financial Statements (Continued)
June 30, 2026

5. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2026, there were no federal, state or local income taxes or any income taxes in foreign urisdictions paid by the Fund.

For the fiscal period ended June 30, 2026, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases	Sales
$28,798,237	$4,939,663

6. FEDERAL TAX INFORMATION

At June 30, 2026, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$209,197
Gross unrealized depreciation	(205,290)
Net unrealized appreciation (depreciation) on investments	3,907
Tax cost of investments	$25,094,361

The tax character of distributions paid to Shareholders during the tax year ended June 30, 2026, was as follows:

Distributions paid from:
Ordinary Income	$442,303
Total	$442,303

As of the tax year ended June 30, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$84,981
Undistributed Long-Term Capital Gains	4,452
Distributions Payable	(38,163)
Unrealized Appreciation	3,907
Total	$55,177

As of June 30, 2026, the Fund had no net capital loss carryforwards (“CLCFs”).

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”). ASU 2023-09 is intended to provide transparency and enhanced details for taxes paid and is designed to help investors better understand an entity’s exposure to taxes by type and jurisdiction. Management has evaluated the impact of adopting ASU 2023-09 with respect to the financial statements and disclosures and determined there is no material impact for the Fund.

7. RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Sardis Credit Opportunities Fund
Notes to the Financial Statements (Continued)
June 30, 2026

7. RISK FACTORS (cont.)

Asset-Backed Securities Risk — The Fund may invest in asset-backed securities. Asset-backed securities often involve risks that are different from risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets may be subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Similarly, ABS may be subject to defaults that result in the loss of principal and/or a downgrade of credit rating reducing the market value of the investment. Delinquencies and defaults are likely to increase during periods of economic decline or distress, but also occur during periods of economic growth. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying loans or other obligations default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

An investment in subordinated (residual) classes of asset-backed securities (sometimes referred to as “equity”) is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk and liquidity risk.

Mortgage-Backed Securities Risk — The Fund may invest in mortgage-backed securities. The investment characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The frequency at which prepayments (including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying mortgage-backed securities will be affected by a variety of factors including the prevailing level of interest rates as well as the availability of mortgage credit, the relative economic vitality of the area in which the related properties are located, the servicing of the mortgage loans, possible changes in tax laws, other opportunities for investment, homeowner mobility and other economic, social, geographic, demographic and legal factors. In general, any factors that increase the attractiveness of selling a mortgaged property or refinancing a mortgage loan, enhance a borrower’s ability to sell or refinance or increase the likelihood of default under a mortgage loan, would be expected to cause the rate of prepayment in respect of a pool of mortgage loans to accelerate. Particular investments may experience outright losses, as in the case of an interest only security in an environment of faster actual or anticipated prepayments. Also, particular investments may underperform relative to hedges that a portfolio manager may have constructed for these investments, resulting in a loss. In contrast, any factors having an opposite effect would be expected to cause the rate of prepayment of a pool of mortgage loans to slow.

The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower generally has an increased incentive to refinance its mortgage loan. Even in the case of adjustable rate mortgage loans, as prevailing market interest rates decline, and without regard to whether the mortgage rates on such loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby “locking in” such rate or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. Therefore, as prevailing market interest rates decline, prepayment speeds would be expected to accelerate.

Sardis Credit Opportunities Fund
Notes to the Financial Statements (Continued)
June 30, 2026

7. RISK FACTORS (cont.)

An investment in subordinated classes of mortgage-backed securities (sometimes referred to as “equity” or “b-piece”) is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of mortgage-backed securities include credit risk and liquidity risk.

•        Residential Mortgage-Backed Securities Risk — RMBS are mortgage-backed securities that may be secured by interests in a single residential mortgage loan or a pool of mortgage loans secured by residential property. RMBS may be senior, subordinate, interest-only, principal-only, investment-grade, non-investment grade or unrated. The Fund may acquire RMBS from private originators as well as from other mortgage loan investors, including savings and loan associations, mortgage bankers, commercial banks, finance companies and investment banks. The credit quality of any RMBS issue depends primarily on the credit quality of the underlying mortgage loans. Each of these types of RMBS may be impacted differently by changes in the behavior of the underlying borrower. For example, an acceleration of prepayment rates may adversely affect the performance of senior or subordinate RMBS purchased at premium to par or interest-only RMBS, while positively impacting those positions purchased at a discount to par or principal-only RMBS.

Prepayment, delinquency, default, and foreclosure rates may affect the performance of RMBS. Factors in the underlying mortgages such as the FICO score of the borrower, the loan to value of the loan, the change in the borrower’s home price, and other various factors may influence the likelihood of prepayment, delinquency, default, and/or foreclosure. As such, the Fund’s investment in RMBS is more sensitive to economic factors that impact the value of residential real estate, the borrower’s ability to repay their mortgage, and the broad availability of consumer credit.

At any one time, a portfolio of mortgage-backed securities may be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

•        Commercial Mortgage-Backed Securities Risk — CMBS are fixed income instruments that are secured by mortgage loans on commercial real property. CMBS typically take the form of multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They generally are structured to provide protection to investors in senior tranches against potential losses on the underlying mortgage loans. Such protection generally is provided by causing holders of subordinated classes of securities (“Subordinated CMBS”) to take the first loss in the event of defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and overcollateralization. The Fund may invest in CMBS or Subordinated CMBS.

Mortgage loans on commercial properties underlying mortgage-backed securities often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity and repayment of the loan principal thus often depends upon the future availability of real estate financing from the existing or an alternative lender and/or upon the current value and salability of the real estate. Therefore, the unavailability of real estate financing may lead to default. Most commercial mortgage loans underlying mortgage-backed securities are effectively nonrecourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related mortgage-backed securities are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated

Sardis Credit Opportunities Fund
Notes to the Financial Statements (Continued)
June 30, 2026

7. RISK FACTORS (cont.)

classes of mortgage-backed securities may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property.

Especially in the case of a mortgage-backed security related to commercial mortgage loans, the rate of principal payments on the loans in the related pool will also be affected by the nature and extent of any restrictions on prepayments that are set forth in the mortgage loans, and the extent to which such provisions may be enforced. Such restrictions may include a prohibition on prepayments for specified periods of time and/or requirements that principal prepayments be accompanied by the payment of prepayment penalties or be subject to yield maintenance premiums.

Investment Risk — An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his, her or its investment objectives and personal situation and (ii) consider factors such as his, her or its personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the Fund’s underlying assets, and the value of these assets and other instruments may fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends.

Closed-End Structure Risk — The Fund is a closed-end investment company. It is designed for long-term investors and not as a trading vehicle. Unlike the shares of many closed-end investment companies, the Shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Liquidity is provided to Shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Shares outstanding at NAV. There is no guarantee that Shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer.

Liquidity Risk — There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

General Market Conditions Risk — An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of distributions. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks. All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject. Various sectors of the global financial markets may experience an extended period of adverse conditions. Market uncertainty may increase dramatically during these periods and such adverse market conditions may expand to other markets. These conditions may result in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain, but may have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Sardis Credit Opportunities Fund
Notes to the Financial Statements (Continued)
June 30, 2026

7. RISK FACTORS (cont.)

Credit Risk — Issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held may be lowered if an issuer’s financial condition changes.

Interest Rate Risk — The fixed-income instruments in which the Fund may invest are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most mortgage bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. After a period of historically low interest rates, the Federal Reserve has raised certain benchmark interest rates. It cannot be predicted with certainty when, or how, these policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect our business.

Fixed-income instruments that bear floating rate coupons may experience less price volatility related to changes in interest rates than those instruments that have a fixed-rate coupon. Floating rate instruments may experience changes in price related to interest rates based on the length of time between reset periods and the relative movement of the reference rate for the security versus the change in broader interest rate markets. Additionally, changes in interest rates may adversely impact the underlying borrower’s ability to repay as interest costs may rise sharply during periods of rising rates. As such, floating-rate securities may experience a larger change in credit risk than fixed-rate securities which may have an adverse impact on their price relative to fixed-rate securities.

Market Risk — The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the Fund, particular industries or overall securities markets. When the value of the Fund’s investments goes down, a shareholder’s investment in the Fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events, supply chain disruptions, trade barriers, staff shortages and widespread public health issues affect the securities markets. These events may cause volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. In addition, governmental responses to these events may negatively impact the capabilities of the Fund’s service providers, disrupt the Fund’s operations, result in substantial market volatility and adversely impact the prices and liquidity of the Fund’s investments.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.

8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Sardis Credit Opportunities Fund
Notes to the Financial Statements (Continued)
June 30, 2026

9. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the period ended June 30, 2026, the Fund had the following quarterly repurchase offers.

Repurchase Offer #1
Commencement date	March 20, 2026
Repurchase request deadline	April 24, 2026
Repurchase pricing date	April 24, 2026
Value of shares repurchased	$155,335
Shares repurchased	15,229

10. SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements or additional disclosure except as noted below.

The Fund announced that the Board had approved a tender offer to purchase up to 5% of the net asset value of the Fund’s Class I Shares to be calculated at a price equal to the Fund’s Class I Shares net asset value as of July 24, 2026. The Fund commenced its tender offer on June 18, 2026, and the expiration of the tender offer was on July 24, 2026. The Fund offered to repurchase shares as of the July 24, 2026. No requests for repurchases were received from Shareholders.

Sardis Credit Opportunities Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of
Trustees of Sardis Credit Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sardis Credit Opportunities Fund (the “Fund”), as of June 30, 2026, the related statements of operations and changes in net assets, and the financial highlights for the period November 28, 2025 (commencement of operations) through June 30, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations, changes in net assets and the financial highlights for the period November 28, 2025 (commencement of operations) through June 30, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 28, 2026

Sardis Credit Opportunities Fund
Additional Information (Unaudited)

TRUSTEES’ AND OFFICERS’ BIOGRAPHICAL DATA

A list of the Trustees and executive officers of the Trust and their principal occupation and other directorships over the last five years are shown below. Unless otherwise noted, the address of each Trustee and Officer is 4200 Northside Parkway, Building 4, Suite 300, Atlanta, GA 30327.

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Mary Moran Zeven 1961	Independent Trustee, Chair	Since June 2025	Director, Graduate Program in Banking and Financial Law, Boston University School of Law (2019-2022)	1

Trustee, Wisdom Tree Digital Trust (2022-present); Trustee, Beacon Pointe Multi-Alternative Fund (2024-present); Trustee, Booster Income Opportunities Fund (2024-present); Trustee, 83 Investment Group Income Fund (2024-present); Trustee, Private Debt & Income Fund (2025-present); Trustee, IDA Private Access Fund (2025-present); Trustee, 599 Fund LLC (2025-present); Trustee, M Funds Inc. (2019-2026)

Carrie Schoffman 1973	Independent Trustee	Since June 2025	Founder, CPA Concierge Services (tax planning and accounting services) (2020-present); Tax Accountant, Bree Beers & Associates, PC (2017-2021)	1

Trustee, Beacon Pointe Multi-Alternative Fund (2024-present); Trustee, Booster Income Opportunities Fund (2024-present); Trustee, 83 Investment Group Income Fund (2024-present); Trustee, Private Debt & Income Fund (2025-present); Trustee, IDA Private Access Fund (2025-present); Trustee, 599 Fund LLC (2025-present); Trustee, Tortoise Capital Series Trust (2024-present); Trustee, Tortoise Sustainable & Social Impact Term Fund (July 2025-November 2025); Trustee, Tortoise Energy Infrastructure Corporation (2025-present)

Sardis Credit Opportunities Fund
Additional Information (Unaudited) (Continued)

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Clifford Schireson 1953	Independent Trustee	Since June 2025	Board of Governors, San Diego City Employees’ Retirement System (2019-2025); Board of Governors, San Diego Foundation (2017-2025)	1

Trustee, Ultimus Managers Trust (2019-present); Trustee, Beacon Pointe Multi-Alternative Fund (2024-present); Trustee, Booster Income Opportunities Fund (2024-present); Trustee, 83 Investment Group Income Fund (2024-present); Trustee, Private Debt & Income Fund (2025-present); Trustee, IDA Private Access Fund (2025-present); Trustee, 599 Fund LLC (2025-present)

Other Officers
Samuel Dunlap 1979	President and Principal Executive Officer	Since June 2025	Co-Founder and Managing Partner, Sardis Group, LLC (2024-present); Managing Director and Chief Investment Officer, Angel Oak Capital Advisors (2009-2024)	n/a	n/a
Jessica Chase 1970	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Since June 2025

SVP, Mutual Fund Business Development and Administration, Apex Group (formerly Atlantic Fund Services) (2008-2021); Interested Trustee Forum Funds (2018-2022); Interested Trustee Forum Funds II and U.S. Global Investors Funds (2019-2022); Director, Mutual Fund Operations, Apex Group (2022-2023); SVP Relationship Management, Ultimus Fund Solutions (2023-present)

				n/a	n/a
Chad Bitterman 1972	Chief Compliance Officer	Since June 2025	Compliance Officer, Northern Lights Compliance Services, LLC (2010-present)	n/a	n/a
Timothy Shaloo 1970	Anti-Money Laundering Compliance Officer	Since June 2025	AVP, Compliance Officer, Northern Lights Compliance Services, LLC (2015-present)	n/a	n/a

Sardis Credit Opportunities Fund
Additional Information (Unaudited) (Continued)

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Kent Barnes 1968	Secretary	Since June 2025	Vice President, U.S. Bancorp Fund Services, LLC (2018-2023); Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC, (2023-present)	n/a	n/a
Jack Pfirrman 1993	Assistant Secretary	Since June 2025	Associate Counsel, Orphanides and Toner, LLP (2021-2022); Associate Legal Counsel, Ultimus Fund Solutions, LLC (2022-present)	n/a	n/a
James Colantino 1969	Assistant Treasurer	Since June 2025	Senior Vice President Fund Administration, Ultimus Fund Solutions, LLC (since 2020)	n/a	n/a
Brian Curley 1976	Assistant Treasurer	Since June 2025	Vice President, Ultimus Fund Solutions, LLC (2020-present)	n/a	n/a
Zachary Richmond 1980	Assistant Treasurer	Since September 2025

Senior Vice President, Financial Administration for Ultimus Fund Solutions, LLC (August 2024-present); Vice President, Financial Administration for Ultimus Fund Solutions, LLC (February 2019-August 2024)

				n/a	n/a

*        The term of office for each Trustee and officer listed above will continue indefinitely.

Sardis Credit Opportunities Fund
Additional Information (Unaudited) (Continued)

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (833) 442-7381 or on the Fund’s website at www.sardisfunds.com; and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete listing of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at www.sec.gov and on the Fund’s website at www.sardisfunds.com.

DIVIDEND REINVESTMENT

Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of shares will be automatically reinvested by the Fund in additional shares of the corresponding class, which will be issued at the NAV per share determined as of the ex-dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Fund’s Transfer Agent by telephone at (833) 442-7381.

Sardis Credit Opportunities Fund
Privacy Notice

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chosen to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 1-833-442-7381

Who we are
Who is providing this notice?	The Fund
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?	We collect your personal information, for example, when you
• Open an account
• Provide account information
• Give us your contact information
• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• Sharing for affiliates’ everyday business purposes—information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

Sardis-AR-26

(b)         Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 19(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1)     The Registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)     The audit committee financial expert is Carrie Schoffman who is “independent” for purposes of this Item 3 of Form N-CSR.

(a)(3)     Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)         Audit Fees: For the Registrant’s fiscal year ended June 30, 2026, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $30,000.

(b)         Audit-Related Fees: For the Registrant’s fiscal year ended June 30, 2026, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0.

(c)         Tax Fees: For the Registrant’s fiscal year ended June 30, 2026, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,500. The fees relate to the preparation of Federal Forms 1120-RIC and 8613, and, state tax returns and review of excise dividend calculations.

(d)         All Other Fees: For the Registrant’s fiscal year ended June 30, 2026, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0.

(e)(1)     Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)     No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          Not applicable.

(g)         All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal year ended June 30, 2026, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)         Not applicable.

(i)          Not applicable.

(j)          Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 1 of this form.

(b)         Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)         Not applicable.

(b)         Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Policies

SARDIS GROUP, LLC PROXY VOTING POLICY

Rule 206(4)-6 of the Advisors Act requires a registered investment adviser that exercises voting authority with respect to client assets to adopt a written policy reasonably designed to (i) ensure the investment adviser votes in the best interest of its clients, and (ii) addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients, and (iii) discloses to its clients information about such policies and procedure, and (iv) provide, upon request, information as to how the proxies were voted.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure such rights are properly and timely exercised. Sardis has adopted a written proxy voting policy, which may be amended from time to time at the sole discretion of the Firm.

In addition, Sardis may retain a third-party proxy agent to assist it in coordinating and voting proxies. If so, the CCO or designee will conduct documented initial and ongoing due diligence reviews of any proxy service firm selected to provide proxy voting guidance to the Firm. Reviews include but not limited to monitor the third-party to assure that all proxies are properly voted, review fees are appropriate, identify and evaluate any known conflicts of interest, proper disclosures are used, and appropriate records are retained.

Proxy Voting Procedures.    Sardis is committed to voting all proxies in the best interests of its advisory Clients and has established procedures to identify and resolve any conflicts of interest that may arise between the Adviser and its Clients. Clients can direct Sardis to vote their proxies according to guidelines specified in the investment management agreement and may contact Sardis with questions regarding any particular proxy solicitation. When voting securities held in Client accounts, Sardis strives to resolve any conflicts of interest between the Client and its own business interests in a way that most benefits the Client. The Firm does have discretion to vote proxies on behalf of any mutual funds it advises.

When entering into an investment management agreement, each Client decides whether to grant Sardis the authority to vote proxies for account securities. Clients can revoke this authority or provide written instructions regarding specific solicitations. Clients granting Sardis proxy voting authority should ensure that Sardis receives proxy solicitation information from their custodian, while those who do not grant such authority should take steps to receive this information themselves. For accounts where Sardis has been granted proxy voting authority, voting decisions are made in accordance with its Proxy Voting Policy. This policy also governs any voting or consent rights on behalf of Client account securities, including but not limited to plans of reorganization and waivers under applicable indentures.

Voting Guidelines. For Client accounts where Sardis holds proxy voting authority (including Registered Funds), it votes proxies in a manner that it believes serves the best interests of its Clients. For all matters Sardis has identified as routine, unless otherwise instructed, Sardis will vote in accordance with the recommendation of the company’s management, unless otherwise instructed or, in Sardis’s opinion, such recommendation is not in the best interests of the Client. Routine matters are typically proposed by a company’s management and meet the following criteria: they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

Conflicts of Interest. Should a conflict of interest exist between the Firm and client accounts as to the outcome of certain proxy votes, the Firm is committed to resolving the conflict in the best interest of participating clients before it votes the proxy in question. The Firm may take the following courses of action to resolve the conflict: (a) disclose the conflict to clients and obtain consent before voting; and/or (b) engage a disinterested, qualified third party to determine how the proxy should be voted. The firm’s CCO, or designee, is responsible for ensuring that all proxies are voted in a timely manner in accordance with proxy policies, that any conflicts of interest are resolved in the best interests of participating clients, and that proxy voting records are retained accordingly.

If a material conflict of interest exists, the investment team will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

Recordkeeping. Sardis maintains records of its proxy votes which are available to Clients upon request. Information about how Sardis voted securities held by a Registered Fund it manages during the most recent twelve-month period ended June 30th shall be available no later than the following August 31st on the Registered Fund’s website and upon request and without charge by emailing us at info@sardisgroup.com or calling us at 404-282-5552. This information will also be available on the SEC’s website at http://www.sec.gov.

A summary of this Proxy Voting Policy and Procedures will be included in Sardis’s Form ADV Part 2 and will be updated whenever these policies and procedures are updated. Clients may contact us, via mail or telephone, in order to obtain information on how the client’s proxies have been voted, and to request a copy of these policies and procedures.

Sardis will maintain files relating to our proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in our offices. The Firm will also maintain a record of the voting resolution of any conflict of interest.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers.

As of June 30, 2026, Colin McBurnette and Sam Dunlap are the Fund’s portfolio managers and oversee the day-to-day investment operations of the Fund. The biographical information for Mr. McBurnette and Mr. Dunlap is presented below.

Sam Dunlap

Sam is Co-Founder and Managing Partner of Sardis Group, LLC. He was previously a Managing Director and Chief Investment Officer of the public strategies at Angel Oak Capital Advisors from 2009 to 2024. Sam began his capital markets career in 2002 and has investment experience across multiple sectors of the fixed income market. Prior to joining Angel Oak, he spent six years marketing and structuring interest rate derivatives with SunTrust Robinson Humphrey where he focused on both interest rate hedging products and interest rate linked structured notes. Before SunTrust, Sam spent two years at Wachovia in Charlotte, NC supporting the agency mortgage pass-through trading desk. Sam holds a B.A. degree in Economics from the University of Georgia.

Colin McBurnette

Colin is the Co-Founder and Managing Partner of Sardis Group, LLC. He was previously a Senior Portfolio Manager at Angel Oak Capital Advisors from 2012 to 2024 where he focused on security and portfolio analytics and was responsible for building and managing strategies within the residential mortgage-backed securities market. Prior to Angel Oak, Colin worked for Prodigus Capital Management where he was responsible for the acquisition and management of their distressed debt portfolio, as well as the development of their proprietary financial technology platform. Previously, Colin worked in the Real Estate Capital Markets group for Wachovia Bank and Wells Fargo where he focused on risk management for their commercial real estate REPO lines. Colin holds B.B.A. degrees in Banking & Finance and Real Estate from the Terry College of Business at the University of Georgia.

(a)(2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest.

Because the Portfolio Managers may manage assets for other clients (“Client Accounts”) or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee the Adviser receives from the Fund. In those instances, a portfolio manager may have an incentive to favor the Client Accounts over the Fund. Notwithstanding the difference in principal investment strategies between the Fund and the Client Accounts, the Adviser has various policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Sam Dunlap
Registered Investment Companies	2	$196,082,040	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9	$461,629,043	0	$0

Colin McBurnette
Registered Investment Companies	2	$196,082,040	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9	$461,629,043	0	$0

(a)(3) Portfolio Manager Compensation.

Mr. Dunlap and Mr. McBurnette each receive a fixed salary and retirement plan benefits and are also entitled to receive distributions based upon, among other things, the overall performance of the Adviser.

(a)(4)     Portfolio Manager Ownership of Equity Securities.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Sam Dunlap	$500,001 – $1,000,000
Colin McBurnette	$500,001 – $1,000,000

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Fund with respect to the Fund for which this Form N-CSR is being filed. There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)         The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)         Not applicable.

(b)         Not applicable.

Item 19. Exhibits.

(a)(1)     Code of ethics is filed herewith.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3)     Not applicable

(a)(4)     Change in the registrant’s independent public accountant: Not applicable

(b)         Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         Sardis Credit Opportunities Fund

By (Signature and Title)	/s/ Samuel Dunlap
Samuel Dunlap, President and Principal Executive Officer
Date	9/03/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Samuel Dunlap
Samuel Dunlap, President and Principal Executive Officer
Date	9/03/2026
By (Signature and Title)	/s/ Jessica Chase
Jessica Chase, Treasurer and Principal Financial Officer
Date	9/03/2026